SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒              No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

    (5)                 Total fee paid: N/A

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Proxy Statement Amendment (the “Proxy Statement Amendment”) is being filed to amend and replace the Form of Proxy (“Form of Proxy”) of Ashland Inc. (the “Company”) for its 2023 Annual Meeting of Stockholders to be held on January 24, 2023 (the “Proxy Statement”), which was included in the Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2022 as supplemented on December 9, 2022 and mailed on December 12, 2022, in order to update the voting options available for the election of directors contained in Proposal One. Additional information is contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review.

Proposal One of the Form of Proxy as included with the Proxy Statement incorrectly provided shareholders with the option to instruct the proxies to “withhold” authority to vote for one or more of the nominees to the board of directors rather than the option of instructing the proxies to vote “against” or “abstain” from voting for one or more of the nominees to the board

By this Proxy Statement Amendment, the Company is filing an amended form of proxy (the “Amended Form of Proxy”). The amendment is necessary to make the Form of Proxy consistent with the fact that directors are elected by the affirmative vote of a majority of votes cast with respect to each director nominee. A majority of votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.

If you have previously submitted voting instructions with respect to Proposals One, Two, Three and/or Four, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals One, Two, Three, and/or Four will result in the shares being voted on those matters and provided in the paragraph directly below, and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

VOTING INSTRUCTIONS

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders entitled to vote at the Annual Meeting who attend the Annual Meeting may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted: (1) FOR the election of the directors nominated by the Board of Directors; (2) FOR the ratification of EY as Ashland’s independent registered public accountants for fiscal year 2023; (3) FOR the approval, on a non-binding advisory basis, of the compensation paid to Ashland’s named executive officers; and (4) FOR the approval, on a non-binding advisory basis, of holding a stockholder vote on compensation of the named executive officers every one year.

The Amended Form of Proxy is as follows:

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/ASH • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-390-5364 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH

Ashland Inc.

Annual Meeting of Stockholders

For Stockholders of record as of December 01, 2022

TIME:	Tuesday, January 24, 2023 10:30 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASH for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Guillermo Novo and Yvonne Winkler von Mohrenfels (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ashland Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 P.M., Eastern Time, January 20, 2023, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Ashland Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL		YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS

1.	The election of 9 director nominees
		FOR	AGAINST	ABSTAIN
	1.01 Steven D. Bishop	☐	☐	☐			FOR

	1.02 Brendan M. Cummins	☐	☐	☐			FOR

	1.03 Suzan F. Harrison	☐	☐	☐			FOR

	1.04 Jay V. Ihlenfeld	☐	☐	☐			FOR

	1.05 Wetteny Joseph	☐	☐	☐			FOR

	1.06 Susan L. Main	☐	☐	☐			FOR

	1.07 Guillermo Novo	☐	☐	☐			FOR

	1.08 Jerome A. Peribere	☐	☐	☐			FOR

	1.09 Janice J. Teal	☐	☐	☐			FOR

		FOR	AGAINST		ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2023;	☐	☐		☐		FOR

3.	To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;	☐	☐		☐		FOR

		1YR	2YR		3YR	ABSTAIN
4.	The stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and	☐	☐		☐	☐	1 YEAR

5.	The transaction of such other business as may properly come before the meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date	Signature (if held jointly) Date